Exhibit 99.5

FEDERAL DEPOSIT INSURANCE CORPORATION

Washington, D.C. 20429

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 11, 2020

Carter Bank & Trust

(Exact name of registrant as specified in its charter)

Virginia	n/a	20-5539935
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Kings Mountain Road Martinsville, Virginia	24112
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (276)656-1776

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	CARE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On February 11, 2020, The Board of Directors of Carter Bank & Trust announced by press release the declaration of a special one-time cash dividend of $0.14 per share. A copy of the press release is included as exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits

Exhibit.

99.1 Press Release dated February 11, 2020 announcing special one-time cash dividend

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carter Bank & Trust

Date: February 11, 2020	By:	/s/ Wendy S. Bell
Wendy S. Bell
Senior Executive Vice President & Chief Financial Officer

Exhibit 99.1

Press Release announcing special one-time cash dividend

FOR IMMEDIATE RELEASE February 11, 2020

Carter Bank & Trust Announces One-time Special Dividend

Martinsville, VA, February 11, 2020 - The Board of Directors of Carter Bank & Trust (the “Bank”) (NASDAQ: CARE) today announced the declaration of a special one-time cash dividend of $0.14 per share.  This dividend will be paid on March 3, 2020 to shareholders of record as of February 18, 2020. The Bank's Chief Executive Officer, Litz H. Van Dyke, noted in the Board making this decision, "We are encouraged by our core earnings over the past several quarters as well as our progress in improving the risk profile of our balance sheet. While we are cognizant that further improvement is needed, the Board of Directors of Carter Bank & Trust recognizes that our recent strategy of capital retention has resulted in capital levels that are well above the well-capitalized levels of federal banking regulatory agencies. In light of these considerations as well as our limited ability to effectively leverage this capital, our Board felt that it was appropriate to return some of our excess capital to our shareholders. We are pleased to be able to reward our loyal shareholders with this dividend.”

In making this announcement, The Board emphasized that this is a one-time dividend and there are no immediate plans to reinstate a quarterly dividend. Although the Bank anticipates that its financial performance will continue to improve going forward, the amount and timing of dividends, if any, remain subject to the discretion of the Bank’s board of directors and will depend upon a number of factors, including future earnings, financial condition, liquidity and capital requirements of the Bank, applicable governmental regulations and other factors deemed relevant by the Board of Directors.

About Carter Bank & Trust

Headquartered in Martinsville, VA, Carter Bank & Trust is a state-chartered community bank in Virginia and trades on the Nasdaq Global Select Market under the symbol CARE. The Bank has $4.0 billion in assets and 101 branches in Virginia and North Carolina. For more information visit www.CBTCares.com.

Important Note Regarding Forward-Looking Statements

This information contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting Carter Bank & Trust and its future business and operations. Forward looking statements are typically identified by words or phrases such as “will likely result,” “expect,” “anticipate,” “estimate,” “forecast,” “project,” “intend,” “ believe,” “assume,” “strategy,” “trend,” “plan,” “outlook,” “outcome,” “continue,” “remain,” “potential,” “opportunity,” “believe,” “comfortable,” “current,” “position,” “maintain,” “sustain,” “seek,” “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses; cyber-security concerns; rapid technological developments and changes; sensitivity to the interest rate environment including a prolonged period of low interest rates, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; regulatory supervision and oversight; legislation affecting the financial services industry as a whole, and Carter Bank & Trust, in particular; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or more costly than anticipated; containing costs and expenses; reliance on significant customer relationships; general economic or business conditions; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our filings with the FDIC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made.

Carter Bank & Trust
Wendy Bell, 276-656-1776
Senior Executive Vice President & Chief Financial Officer
wendy.bell@CBTCares.com